                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    I, Frank Borman, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director or officer or both of The Home Depot, Inc., a Delaware corporation (the "Corporation"), to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 6 1/2% Senior Notes Due September 15, 2004 to be issued by the Company in exchange for a like amount of outstanding unregistered 6 1/2% Senior Notes Due September 15, 2004 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including, such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1999.

                                          /s/ FRANK BORMAN
                                          --------------------------------------

                                          Frank Borman

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    I, John L. Clendenin, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director or officer or both of The Home Depot, Inc., a Delaware corporation (the "Corporation"), to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 6 1/2% Senior Notes Due September 15, 2004 to be issued by the Company in exchange for a like amount of outstanding unregistered 6 1/2% Senior Notes Due September 15, 2004 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including, such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1999.

                                          /s/ JOHN L. CLENDENIN
                                          --------------------------------------

                                          John L. Clendenin

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    I, Berry R. Cox, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director or officer or both of The Home Depot, Inc., a Delaware corporation (the "Corporation"), to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 6 1/2% Senior Notes Due September 15, 2004 to be issued by the Company in exchange for a like amount of outstanding unregistered 6 1/2% Senior Notes Due September 15, 2004 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including, such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1999.

                                          /s/ BERRY R. COX
                                          --------------------------------------

                                          Berry R. Cox

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    I, William S. Davila, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director or officer or both of The Home Depot, Inc., a Delaware corporation (the "Corporation"), to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 6 1/2% Senior Notes Due September 15, 2004 to be issued by the Company in exchange for a like amount of outstanding unregistered 6 1/2% Senior Notes Due September 15, 2004 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including, such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1999.

                                          /s/ WILLIAM S. DAVILA
                                          --------------------------------------
                                          William S. Davila

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    I, Milledge A. Hart, III, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director or officer or both of The Home Depot, Inc., a Delaware corporation (the "Corporation"), to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 6 1/2% Senior Notes Due September 15, 2004 to be issued by the Company in exchange for a like amount of outstanding unregistered 6 1/2% Senior Notes Due September 15, 2004 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including, such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1999.

                                          /s/ MILLEDGE A. HART, III
                                          --------------------------------------
                                          Milledge A. Hart, III

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    I, Bonnie G. Hill, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director or officer or both of The Home Depot, Inc., a Delaware corporation (the "Corporation"), to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 6 1/2% Senior Notes Due September 15, 2004 to be issued by the Company in exchange for a like amount of outstanding unregistered 6 1/2% Senior Notes Due September 15, 2004 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including, such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1999.

                                          /s/ BONNIE G. HILL
                                          --------------------------------------

                                          Bonnie G. Hill

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    I, Kenneth G. Langone, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director or officer or both of The Home Depot, Inc., a Delaware corporation (the "Corporation"), to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 6 1/2% Senior Notes Due September 15, 2004 to be issued by the Company in exchange for a like amount of outstanding unregistered 6 1/2% Senior Notes Due September 15, 2004 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including, such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1999.

                                          /s/ KENNETH G. LANGONE
                                          --------------------------------------
                                          Kenneth G. Langone

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    I, M. Faye Wilson, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director or officer or both of The Home Depot, Inc., a Delaware corporation (the "Corporation"), to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 6 1/2% Senior Notes Due September 15, 2004 to be issued by the Company in exchange for a like amount of outstanding unregistered 6 1/2% Senior Notes Due September 15, 2004 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including, such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorney-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1999.

                                          /s/ M. FAYE WILSON
                                          --------------------------------------

                                          M. Faye Wilson